Consolidated communications

Investor Deck

As of December 31, 2011

Safe Harbor

Safe Harbor

Any statements contained in this presentation other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," "intend," "plan," "target," "project," "should," "may," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include our ability to complete the acquisition of SureWest and successfully integrate SureWest's operations and realize the synergies from the acquisition, as well as a number of factors related to our business and that of SureWest, including economic and financial market conditions generally and economic conditions in Consolidated's and SureWest's service areas; various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated's ability to repay or refinance it or incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's and SureWest's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's and SureWest's filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q. Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated or persons acting on behalf of us are expressly qualified in their entirety by the cautionary statements and risk factors contained in this press release and Consolidated's filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, Consolidated does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Additional Information

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement Consolidated and SureWest will file with the Securities and Exchange Commission. **Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available.** The prospectus/proxy statement and other documents which will be filed by Consolidated and SureWest with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to SureWest Communications, P.O. Box 969, Roseville, CA 95678, Attention: Investor Relations. A final proxy statement or proxy/prospectus statement will be mailed to shareholders of SureWest and Consolidated stockholders.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated and SureWest, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated is set forth in the proxy statement for its 2011 annual meeting of shareholders. Information about the directors and executive officers of SureWest is set forth in its proxy statement for its 2011 annual meeting of shareholders and SureWest's Form 10-K for the year ended December 31, 2010. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Company Overview

- One of the largest Independent Local Exchange Carrier in the U.S., with operations in Illinois, Texas and Pennsylvania
- Company history dates back to 1894 with our current Chairman's great-grandfather as the founder
- Total connections are 472,234 consisting of 227,992 ILEC access lines, 89,774 CLEC access line equivalents, 110,913 DSL subscribers, 34,356 IPTV subscribers, and 9,199 VOIP subscribers
- Providing voice, video and data services for the full triple play in all markets
- 2011 financial overview:
  - Revenues of $374.3 million.
  - Adjusted EBITDA of $189.5 million.
  - Dividend payout ratio of 51.0%.
  - Cash on hand $105.7 million.

Well-Established Operating History



Company founded by Dr. I.A. Lumpkin
Acquired by McLeodUSA
Lumpkin, Providence and Spectrum acquire CCI
Consolidated acquires TXUCV
Consolidated completes IPO
CNSL acquires NPSI
Completed A&E refinancing
CNSL announces agreement to acquire SureWest
1894
1997
2002
2004
2005
2007
2011
2012

Operations in Illinois, Texas and Pennsylvania

Consolidated communications

ILEC markets are a balance of both rural and suburban markets


IL
Chicago
Springfield
St. Louis
Springfield
Decatur
Mattoon
Effingham
Salem
51
72
57
70
55
70
PA
Scranton
Philadelphia
Pittsburgh
79
76
Cranberry Township
Gibsonia
422
22
Pittsburgh
Washington
TX
Dallas
San Antonio
Houston
Lufkin
Conroe
Houston
Katy
Galveston
LEGEND
ILEC
CLEC

Competitive Landscape

- Competitors fully launched in our territories
- Competitive pricing has been stable with promotional differentiation as the driver
- With a full product suite, we are well positioned and are competing effectively

Illinois	Texas	Pennsylvania
Mediacom	comcast.	comcast.
NEWWAVE COMMUNICATIONS	suddenlink	ARMSTRONG

Executing on our Strategy


Increase revenue per customer
Improve operating efficiency
Sustain and grow cash flow
Pursue selective acquisitions
Maintain effective capital deployment

Increase Revenue per Customer

- Attractive, feature rich broadband offerings
  - Multiple DSL speeds and price points
- IPTV enables the Triple Play offering
  - Enhances the value of the bundle and deepens customer relationships
  - Approx. 31,000 triple play customers or 90% of IPTV subs

DSL Subscriber Growth


120,000
80,000
40,000
Q4'07
Q4'08
Q4'09
Q4'10
Q4'11

IPTV Subscriber Growth


40,000
30,000
20,000
10,000
Q4'07
Q4'08
Q4'09
Q4'10
Q4'11

Consolidated communications

IPTV Service in all markets

A robust offering with over 200 all-digital channels, premium movie packages and over 3000 hours of movies on demand

Video Drives Incremental Revenue Per Customer

- Incremental Product Rollout
  - Leverages existing resources and IP Backbone/ADSL 2+
  - Future CapEx is success based
  - Enhances the value of the bundle and deepens customer relationships
- Service available in all markets
  - 34,356 total video subscribers
  - 16% penetration on 211,670 total homes passed
  - Driving ARPU with VOD, HD and DVR
  - HD and DVR penetrated at approx. 31%

CLEC Business

- True “edge-out” strategy, which leverages ILEC network, human capital skills and brand in metro markets
- Target SMBs (5-500 lines), educational institutions and healthcare facilities

Pittsburgh Post-Gazette
Pittsburgh Public Schools
BHS Butler Health System
UPMC University of Pittsburgh Medical Center
PPG Industries
Pirates
West Penn Allegheny Health System

- Go to market with bundled Ethernet and VoIP delivery system
- Cash flow positive due to focus on success-based capital expenditures

Transport / Carrier Business in TX

- 2,500 route miles of fiber
  - Serve all major cities in TX
- Extensive central business district fiber in Dallas
- Over 30 DFW on-net pop sites
- Over 35 buildings on Dallas and Houston metro networks with fiber access
- Access to network of regional independent telcos
- Connected to 9 carrier hotels in all metro markets

Texas Regional Fiber Network



TEXAS REGIONAL FIBER NETWORK LEGEND
POP sites/regions
CCI Texas ILEC territory
CCI Fiber routes
Ft. Worth
Dallas
Tyler
Longview
Pineland
Mt. Enterprise
Nacogdoches
Lufkin
Crockett
Waco
Killeen
Madisonville
Bryan College Station
Austin
Conroe
Livingston
Goodrich
Cleveland
Katy
Houston
San Marcos
Lockhart
San Antonio
Seguin
Victoria
Refugio
Sinton
Corpus Christi

Disciplined Capital Deployment

Cap ex focused on enhancing revenue, service quality and efficiency gains

- IP platform supports triple play, increased data speeds and new products, delivering an all digital video signal over existing fiber/copper network
- DSL-capable:
  - **3Meg offering to 100% of DSL capable customers**
  - **10Meg offering to 85% of customers**
  - **20Meg offering to 65% of customers**
- Technology investments, which enable operating expense reductions
- Historical capital spending has run 10% -12% of revenue
- 2012 Cap ex Guidance is $42 million to $44 million, 2011 was $42.6 million

Wireless Partnerships

- In addition to its core business, CNSL derives a portion of its cash flow from five wireless partnerships.
- All are managed by Verizon Wireless and overlap with our ILEC and CLEC markets.
- Growth moderated in 2011 due to LTE builds and smart phone subsidies


Cash Distributions from Wireless Partnerships
$ in millions
CAGR 26.2%
$7.0
$12.9
$15.1
$17.6
$22.4
$27.4
$28.3
2005
2006
2007
2008
2009
2010
2011

CNSL Delivering Strong Financial Results…

($ in millions)

	2009	2010	2011
CNSL			
Revenue (1)	$ 406.2	$ 383.4	$ 374.3
Adjusted EBITDA (2)	$ 188.8	$ 185.6	$ 189.5
Cash Provided by Operations	$ 116.3	$ 115.0	$ 130.2
CapEx	$ 42.4	$ 41.7	$ 42.6
Payout Ratio (2)	58.4%	63.9%	51.0%
CNSL Balance Sheet			
Total Cash	$ 42.8	$ 67.7	$ 105.7
Total Bank Debt	$ 880.0	$ 880.0	$ 880.0
Net Leverage (2)	4.4x	4.5x	4.1x

(1) Sold two business units in 2010 worth $15m in annualized revenue that were neutral to earnings..
(2) As defined in GAAP Reconiliation Appendix.

Investment Highlights

- Attractive dividend yield
  - Comfortable payout ratio of cash available for dividends
- Sustainable cash available for dividends
  - Unique market mix of rural and high growth areas
  - Advance IP quality network with 'have to' Cap ex upgrades behind us
  - IPTV margins improving
  - Wireless partnership cash distributions have increased every year
- Growth opportunities
  - Pair bonding and FTTH
  - IPTV, DSL and VOIP
  - CLEC
  - Wireless Backhaul
  - Acquisitions

SureWest Transaction

Transaction Highlights

- Combines Consolidated's strong and stable cash flow business with SureWest's growth oriented broadband and overbuilder strategy
- Results in a financially strong company with a robust balance sheet, attractive dividend payout ratio and the ability to delever over time
- Diversifies revenue and cash flow streams across multiple business lines and geographies
  - RLEC, CLEC, cable, fiber and wireless
- Creates a platform for future growth through acquisitions to fill in our national footprint and organically through investments in our existing markets
- Brings together two companies with a common history of family ownership and shared values of community involvement

Transaction Summary – As Announced Feb. 6th

Price Per Share:	$23.00; cash / stock election with proration to achieve 50% cash / 50% stock
Transaction Value:	$341 million, exclusive of net debt of $197 million as of 9/30/2011 (1)
Pro Forma Ownership:	~78% Consolidated shareholders / ~22% SureWest shareholders (1), (2)
Collar:	Each SureWest share exchanged for stock will receive $23 per share in Consolidated stock provided the Consolidated share price is within a 15% band at closing
LTM Adj. EBITDA Multiples(3):	6.3x (before synergies) / 4.8x (after synergies)
Pro Forma Net Leverage(3):	4.2x (before synergies) / 3.9x (after synergies)
Financing:	Committed financing to repay SureWest debt and fund cash consideration
Required Approvals:	Hart-Scott-Rodino, FCC, Consolidated and SureWest shareholders and certain state regulatory approvals
Governance:	SureWest will appoint one Director to Consolidated's Board
Expected Closing:	Q3 2012

(1) Based on Consolidated share price of $19.25 as of 2/3/2012 (mid-point of the collar)
(2) Based on Consolidated and SureWest fully diluted shares outstanding
(3) Based on reported LTM Adjusted EBITDA as of 9/30/2011

Benefits of the Combination

Synergies	• Approximately $25 million in annual run-rate opex synergies • $5 million to $10 million in annual run-rate capex synergies
Pro Forma Capital Structure	• Pro forma total and net leverage of 4.1x and 3.9x (after synergies) • Senior secured leverage below 3.0x (after synergies) • Combined company expected to delever significantly over time
Tax Benefits	• $67 million of estimated SureWest NOLS as of 9/30/2011
Dividend Policy	• Maintain Consolidated's annual dividend of $1.55 per share • Improves dividend payout ratio
Successful Integration Track Record	• Capitalize on management's integration experience – Texas properties in 2004 – tripled size of company – North Pittsburgh properties in 2007 – exceeded synergy guidance

Overview of SureWest

- Advanced voice, video and data communications provider
- Network technology leader with advanced networks
- Focused on long-term growth
- Major Competitors:
  - Sacramento: AT&T, Comcast, Frontier, Satellite
  - Kansas City: Comcast, Time Warner Cable, AT&T, Satellite

Geographic Footprint



ILEC
CLEC
California
LINCOLN
ROSEVILLE
CITRUS HEIGHTS
FOLSOM
SACRAMENTO
ELK GROVE
Kansas
Kansas City
Merriam
Shawnee
Praire Village
Lenexa
Overland Park
Olathe

Key Metrics

<u>Financial Summary (2011)</u>	
Total Revenue	$248.1M
Y-o-Y growth rate	*1.9%*
% of revenue Broadband / Telco Business	*89%*
Adjusted EBITDA	$84.4M
% of Revenue	*34%*
<u>Customer Statistics</u>	
Total Residential RGUs	268,400
Video	*66,400*
Voice	*99,400*
Data	*102,600*
Business Customers	15,500
<u>Total Marketable Homes</u>	<u>327,700</u>
Fiber	164,500
870 MHz hybrid fiber coaxial (HFC) in Kansas City	94,000
Copper in Sacramento	69,200

Appendix

GAAP Reconciliation

The enclosed material includes disclosures regarding “EBITDA”, “adjusted EBITDA”, “cash available to pay dividends” and the related “dividend payout ratio”, “total net debt to last twelve month adjusted EBITDA coverage ratio”, adjusted diluted net income per share” and “adjusted net income attributable to common stockholders”, all of which are non-GAAP financial measures. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations, net income or net income per share as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and the non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow.

Adjusted EBITDA is comprised of EBITDA, adjusted for certain items as permitted or required by the lenders under the credit facility in place at the end of each quarter in the periods presented. The tables that follow include an explanation of how adjusted EBITDA is calculated for each of the periods presented. EBITDA is defined as net earnings before interest expense, income taxes, depreciation and amortization on a historical basis. We believe net cash provided by operating activities is the GAAP financial measure most directly comparable to EBITDA.

Cash available to pay dividends represents adjusted EBITDA plus cash interest income less (1) cash interest expense, (2) capital expenditures and (3) cash taxes; this calculation differs in certain respects from the similar calculation used in the credit agreement.

We present adjusted EBITDA, cash available to pay dividends and the related dividend payout ratio for several reasons. Management believes adjusted EBITDA, cash available to pay dividends and the dividend payout ratio are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented adjusted EBITDA, cash available to pay dividends and the dividend payout ratio to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency in our financial reporting. Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in our credit agreement, are also components of the restrictive covenants and financial ratios contained in the agreements governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends.

GAAP Reconciliation (con't)

The definitions in these covenants and ratios are based on adjusted EBITDA and cash available to pay dividends after giving effect to specified charges. In addition, adjusted EBITDA, cash available to pay dividends and the dividend payout ratio provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in the agreements governing our debt and to measure our ability to service and repay debt. We present the related “total net debt to last twelve month adjusted EBITDA coverage ratio” principally to put other non-GAAP measures in context and facilitate comparisons by investors, security analysts and others; this ratio differs in certain respects from the similar ratio used in our credit agreement.

These non-GAAP financial measures have certain shortcomings. In particular, adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement. Because adjusted EBITDA is a component of the dividend payout ratio and the ratio of total net debt to last twelve month adjusted EBITDA, these measures are also subject to the material limitations discussed above. In addition, the ratio of total net debt to last twelve month adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes these ratios are useful as a means to evaluate our ability to incur additional indebtedness in the future.

We present the non-GAAP measures adjusted diluted net income per share and adjusted diluted net income attributable to common stockholders because our net income and net income per share are regularly affected by items that occur at irregular intervals or are non-cash items. We believe that disclosing these measures assists investors, securities analysts and other interested parties in evaluating both our company over time and the relative performance of the companies in our industry.

Adjusted EBITDA Reconciliation

($ in thousands)

	IL, TX & PA 2009	IL, TX & PA 2010	IL, TX & PA 2011
Historical EBITDA:			
Net cash provided by operating activities	$ 116,306	$ 115,014	$ 130,184
Adjustments:			
Compensation from restricted share plan	(1,927)	(2,363)	(2,132)
Other adjustments, net	(757)	4,193	(11,010)
Changes in operating assets and liabilities	(2,460)	3,450	(1,315)
Interest expense, net	57,935	50,740	49,394
Income taxes	12,399	8,991	14,845
Historical EBITDA	181,496	180,025	179,966
Adjustments to EBITDA			
Other, net	(17,028)	(24,247)	(21,052)
Investment distributions	22,452	27,479	28,410
Non-cash compensation	1,927	2,363	2,132
Adjusted EBITDA	$ 188,847	$ 185,620	$ 189,456

Cash Available to Pay Dividends

($ in thousands)

	IL, TX & PA 2009	IL, TX & PA 2010	IL, TX & PA 2011
Adjusted EBITDA	$188,848	$185,620	$189,456
- Cash interest expense	(56,026)	(50,205)	(47,215)
- Capital Expenditures	(42,352)	(41,789)	(42,585)
- Cash income taxes	(10,996)	(18,706)	(8,788)
Cash available to pay dividends	$79,474	$74,920	$90,868
Quarterly Dividend	$45,926	$46,179	$46,307
Payout Ratio (1)	57.8%	61.6%	51.0%

(1) As defined in GAAP reconciliation Appendix.